UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2005

M&T Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One M&T Plaza, Buffalo, New York		14203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5445

(Not Applicable)
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of M&T Bank Corporation ("M&T") held on April 19, 2005, M&T's stockholders approved the M&T Bank Corporation 2005 Incentive Compensation Plan (the "Plan"). The Plan had been previously approved by the Board of Directors of M&T on February 15, 2005, subject to stockholder approval. The Plan, which will be administered by the Nomination, Compensation and Governance Committee of the Board of Directors of M&T, allows for the award of stock options, restricted stock and performance shares to officers and employees of M&T and its subsidiaries. The total number of shares of M&T's common stock available for issuance under the Plan may not exceed 6,000,000, plus any shares that have already been authorized and previously approved by M&T's stockholders and are available for issuance under the M&T Bank Corporation 2001 Stock Option Plan. The Plan also contains the material criteria that may be used to establish performance goals for certain incentive awards that are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code.

The above description of certain terms and conditions of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) M&T Bank Corporation ("M&T") announced today that Michael P. Pinto, Executive Vice President and Chief Financial Officer of M&T, and Vice Chairman and Chief Financial Officer of M&T Bank, the principal banking subsidiary of M&T, has been appointed Chairman and Chief Executive Officer of the Mid-Atlantic Division of M&T Bank. Mr. Pinto, 49, replaces Eugene J. Sheehy, who was recently named Group Chief Executive Designate by Allied Irish Banks, p.l.c.

(c) M&T also announced today that Rene F. Jones, Senior Vice President of M&T Bank, will succeed Mr. Pinto as Chief Financial Officer of M&T and M&T Bank, and that he has also been appointed to M&T's Management Group. Mr. Jones, 40, is a Certified Public Accountant and has served as manager of M&T's Financial Performance Management Department since June 1996, where he has overseen numerous functions within M&T Bank's Finance Division, including Financial Planning and Analysis, Profitability Reporting, Corporate Finance, Investor Relations and Operational Risk Management.

These appointments were approved during a joint meeting of the Boards of Directors of M&T and M&T Bank on April 19, 2005.

The public announcement regarding these appointments was made by means of a news release, the text of which is set forth in Exhibit 99 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. 10 - M&T Bank Corporation 2005 Incentive Compensation Plan.
Exhibit No. 99 - News Release dated April 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

April 21, 2005	By:	/s/ Mark W. Yonkman

Name: Mark W. Yonkman
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10	M&T Bank Corporation 2005 Incentive Compensation Plan
99	News Release dated April 21, 2005